Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST 1992-3

KEY PERFORMANCE FACTORS
May, 1997

Scheduled Maturity                                                 6/15/98

Coupon                                                  6.0375%


Excess Protection Level
   3 Month Average  4.85%
      May, 1997  4.89%
      April, 1997  3.49%
      March, 1997  6.19%

Cash Yield                                              18.37%

Investor Charge Offs                                    4.55%

Base Rate                                               8.94%

Over 35 Day Delinquency                                 4.79%

Seller's Interest                                       11.72%

Total Payment Rate                                      10.71%

Total Principal Balance                                $6,022,683,048.83

Investor Participation Amount                          $500,000,000.00

Seller Participation Amount                            $706,016,382.19